                                   EQUITY ONE
                                   ----------
                            A POPULAR, INC. COMPANY

                           Banc of America Securities

                                                                 [LOGO]
--------------------------------------------------------------------------------
RMBS New Issue Term Sheet

$170,000,000 Certificates (approximate)


Equity One Mortgage Pass-Through Trust 2000-1
Offered Classes A-1, A-2, A-3, A-4, A-5 & A-6


Equity One ABS, Inc.
Depositor


Equity One, Inc.
Servicer



November 3, 2000


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

                                              Offered Certificates:
----------------------------------------------------------------------------------------------------------------------------
                                                   To Maturity:
----------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                                 Expected       Last
                Expected                                         Principal   Scheduled            Expected Ratings
               Approximate     Interest   Principal   Expected    Window    Distribution   ---------------------------------
  Class           Size*          Type        Type     WAL (yrs)    (mos)        Date         Moody's             S&P
----------------------------------------------------------------------------------------------------------------------------
A-1            56,000,000       Fixed       SEQ         0.89      1 - 20    04/25/2008         Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-2            22,000,000       Fixed       SEQ         2.15     20 - 30    08/25/2012         Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-3            37,000,000       Fixed       SEQ         3.10     30 - 51    05/25/2015         Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-4            22,000,000       Fixed       SEQ         5.24     51 - 83    04/25/2021         Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-5**          16,000,000       Fixed       SEQ        10.95     83 - 184   01/25/2030         Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-6            17,000,000       Fixed       NAS         6.67     37 - 174   05/25/2015         Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                            To 10% Call:
----------------------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                                 Expected       Last
                Expected                                         Principal   Scheduled               Expected Ratings
               Approximate     Interest   Principal   Expected    Window    Distribution       -----------------------------
  Class           Size*          Type        Type     WAL (yrs)    (mos)        Date              Moody's            S&P
----------------------------------------------------------------------------------------------------------------------------
A-1            56,000,000       Fixed       SEQ         0.89      1 - 20    04/25/2008             Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-2            22,000,000       Fixed       SEQ         2.15     20 - 30    08/25/2012             Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-3            37,000,000       Fixed       SEQ         3.10     30 - 51    05/25/2015             Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-4            22,000,000       Fixed       SEQ         5.24     51 - 83    04/25/2021             Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-5**          16,000,000       Fixed       SEQ         8.58     83 - 104   04/25/2021             Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------
A-6            17,000,000       Fixed       NAS         6.55     37 - 104   05/25/2015             Aaa               AAA
----------------------------------------------------------------------------------------------------------------------------

 * The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** Priced to call.

--------------------------------------------------------------------------------
Structure:
(1) The AMBAC insurance policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on all Classes.

(2) After the Optional Termination Date, the coupon on the Class A-5 Certificates will increase by 50 bps per annum.

(3)  All classes may be subject to a Net WAC Cap as described herein.
--------------------------------------------------------------------------------

                                 Pricing Speed:
--------------------------------------------------------------------------------
100% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the
Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

Contact:  Banc of America Securities LLC
          Mortgage Trading/Syndicate    (704) 386-7744 (704) 335-5904 (Fax)
          Chris Hentemann               (chrishe@ BankofAmerica.com)
          Alex Cha                      (alex.i.cha@ BankofAmerica.com)
          Bill Hale                     (bill.e.hale@ BankofAmerica.com)
          Mortgage Finance              (704) 388-9668(Fax)
          Shahid Quraishi               (704) 388-9399
          Michael Ciuffo                (704) 388-8737 (michael.j.ciuffo@BankofAmerica.com)
          Vikas Garg                    (704) 388-3681 (vikas.garg@BankofAmerica.com)
          Adam Webb                     (704) 387-0958 (adam.x.webb@ BankofAmerica.com)



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS


Title of Securities:           Mortgage Pass-Through Certificates, Series
                               2000-1.


Offered Certificates:          Classes A-1, A-2, A-3, A-4, A-5 and A-6
                               ("Class A Certificates").

Retained Certificates:         Class X and Class R Certificate.

Servicer:                      Equity One, Inc.

Depositor:                     Equity One ABS, Inc.

Trustee & Custodian:           The Chase Manhattan Bank.

Certificate Insurer:           AMBAC Assurance Corporation.

Rating Agencies:               Moody's Investor's Service, Inc. ("Moodys") and
                               Standard and Poor's ("S&P").

Underwriter:                   Banc of America Securities LLC.

Closing Date:                  On or about November 16, 2000.

Registration:                  DTC, Clearstream, Luxembourg and the Euroclear
                               System.

Accrued Interest:              All Offered Certificates will settle with accrued
                               interest.

Distribution Dates:            The 25th of each month, or if such day is not a
                               business day, the next succeeding business day, beginning on December 26, 2000.

Record Date:                   The last business day in the month preceding the
                               applicable Distribution Date.

Statistical Calculation Date:  The close of business on October 31, 2000.

Cut-off Date:                  For each Mortgage Loan in the mortgage pool on
                               the Closing Date (the "Initial Mortgage Loans"), the close of business October 31, 2000. For each Mortgage Loan acquired by the trust with funds from the Pre-funding Account, the later of (i) the origination date of that Mortgage Loan or
                               (ii) the first day of the month in which such loan was acquired.

Payment Delay:                 24 days

Day Count:                     30/360

Servicing Fee:                 0.50% per annum of the aggregate principal
                               balance of the Mortgage Loans ("Servicing
                               Fee").

Trustee Fee:                   0.02% per annum of the aggregate principal
                               balance of the Mortgage Loans plus amounts then on deposit in the Pre-funding Account
                               ("Trustee Fee").


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------


Optional Termination Date:   Any Distribution Date
                             on or after which the aggregate principal balance of the Mortgage Loans declines to 10% or less of the sum of the aggregate principal balance of the Initial Mortgage
                             Loans as of the Cut-off Date ("Cut-off
                             Date Principal Balance") and the original
                             Pre-funded Amount.

Denomination:                $25,000 and multiples of $1 in excess thereof.

SMMEA Eligibility:           The Offered Certificates will not be
                             SMMEA eligible.

ERISA Eligibility:           The Class A Certificates should be ERISA
                             eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor unless conditions of the exemption under the control of the investor are not met. A fiduciary of any employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

Tax Status:                  The Offered Certificates will be designated as
                             regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Mortgage Loans:              Consist of fixed-rate mortgage loans secured by
                             first liens on one- to four-family dwellings
                             ("Residential Loans") and mortgage loans secured by first liens on multi-family properties and structures which contain both residential dwelling units and space used for retail, professional or other commercial uses ("Mixed Use Loans") and, together with the Residential Loans, the "Mortgage
                             Loans". The Mortgage Loans will be secured by both level pay and balloon mortgages.

Initial Mortgage Loan Pool:  o  The collateral information presented in this term sheet regarding the initial mortgage pool is as of the Statistical Calculation Date.

                             o Consists of 1,879 Mortgage Loans having an aggregate Cut-off Date Principal Balance of $154,072,885.38.

Pre-Funding Amount:          A Pre-Funding Account will be established on the
                             Closing Date into which no more than $30,000,000
                             ("Original Pre-Funded Amount") will be deposited to purchase additional Residential Mortgage Loans. On or prior to the earlier to occur of (a) an event of default under the Pooling and Servicing Agreement and (b) [February 13, 2001](the "Pre-Funding
                             Period"), the amounts on deposit in the Pre-Funding
                             Account will be used to purchase additional
                             Residential Mortgage Loans (to the extent available) having similar characteristics as the initial Residential Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal to the Class A Certificates). See
                             "Description of the Statistical Calculation
                             Collateral".


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

Monthly Servicer Advances:   The Servicer is
                             required to advance scheduled principal
                             and interest (net of the Servicing Fee)
                             for any delinquent Mortgage Loan, but is not required to make any advance which the Servicer deems to be nonrecoverable.

Credit Enhancement:          Credit enhancement for the structure is
                             provided by the AMBAC Insurance Policy,
                             excess interest and overcollateralization.

                             The targeted overcollateralization amount is expected to be [3.00%].

AMBAC Insurance Policy:      The AMBAC Insurance Policy will guarantee
                             current payments of interest and ultimate payment of principal to holders of the Offered Certificates.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS

Interest Accrual:            o Interest will accrue on the related class
                               certificate balance at a rate equal to the lesser of (i) the applicable pass-through rate and (ii) the Net WAC Cap.

                             o Interest accrues during the calendar month prior
                               to the current Distribution Date on a 30/360 basis.

                             o Interest entitlement will be reduced by the sum
                               of (i) net prepayment interest shortfalls for the related due period and (ii) shortfalls in interest resulting from the application of the Soldiers and Sailors Relief Act of 1940.

Step-up Coupon:              After the Optional Termination Date, the
                             pass-through rate on the Class A-5 will
                             increase by 50 bps per annum.


Net WAC Cap:                 The Net WAC Cap with respect to each Distribution
                             Date is the weighted average of the mortgage interest rates (net of the Servicing Fee, Trustee
                             Fee and the rate at which the Insurer's monthly premium accrues), weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related interest accrual period.


Net WAC Cap Carryover:       For the Class A Certificates on any Distribution
                             Date, if the applicable pass-through rate is reduced to the Net WAC Cap, the Class A
                             Certificates will be entitled to the excess of any interest that would have accrued at the applicable pass-through rate (without regard to the Net WAC
                             Cap) over the interest accrued at the applicable pass-through rate (as capped by the Nat WAC Cap), together with one-month's interest thereon at the applicable pass-through rate in the priority described under "PRIORITY OF DISTRIBUTIONS" herein.

                             The amount of any Net WAC Cap Carryover
                             will be payable only from the Net WAC Cap
                             Account, which will be established on the Closing Date for such purpose. The AMBAC Insurance Policy does not cover any Net WAC Cap Carryover amounts.

Prepayment Interest          For any Distribution Date and any principal
Shortfall:                   prepayment on a Mortgage Loan received by the
                             Servicer on or before its due date in the related due period, the amount, if any, by which one month's interest at the mortgage interest rate for such Mortgage Loan exceeds the amount of interest paid in connection with such prepayment.


Servicer Obligations for     The Servicer will be obligated to pay from its own
Prepayment Interest          funds Prepayment Interest Shortfalls for any
Shortfalls:                  prepayment in full on a Mortgage Loan, but only up
                             to the amount of its Servicing Fee for the related due period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

                        PRINCIPAL DISTRIBUTION PRIORITIES
                               Principal Priority
                                 Sequential Pay

--------------------------------------------------------------------------------
   Mortgage          Class A-1       A-2          A-3         A-4          A-5
     Loans
--------------------------------------------------------------------------------
                                              A-6 (NAS)
--------------------------------------------------------------------------------
* The Class A-6 will receive principal based on the Class A-6 Principal Distribution Amount as defined below.


Principal Payments:          Payments of principal to the Certificates are
                             derived primarily from collections of
                             principal from the mortgage loans.

Class A-6 Principal          The Class A-6 Principal Distribution Amount is
Distribution Amount:         equal to the Class A-6 Lockout Percentage
                             multiplied by its pro-rata allocation of the Class
                             A Principal Distribution Amount.

                             The Class A-6 Lockout Percentage is equal to the following:
                                                               Class A-6 Lockout
                             Month                                 Percentage
                             -----                             -----------------
                             December 2000 to November 2003            0%
                             December 2003 to November 2005           45%
                             December 2005 to November 2006           80%
                             December 2006 to November 2007          100%
                             December 2007 and thereafter            300%



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------


                            PRIORITY OF DISTRIBUTIONS

On each Distribution Date the Trustee shall withdraw from the Distribution Account the funds available for distribution to Certificates, and make the following disbursements and transfers as described below:


 (1)  to the Insurer, the Insurer's monthly premium;

 (2)  to the Trustee, the Trustee Fee and expenses of the Trustee;

 (3)  to the Servicer, the Servicing Fee and any other reimbursable amounts;

 (4)  to the Class A Certificates, current interest on a pro-rata basis;

 (5) (a) first, to the Class A-6 Certificates, the Class A-6 Principal Distribution Amount, and, second, the Principal Distribution Amount, sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates in that order, until their respective Class Certificate Balances are reduced to zero;

 (6) to the Insurer, any payments due and owing to the Insurer under the Insurance Agreement other than the Insurer's monthly premium;

 (7) any remaining amounts, sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates in that order, until the overcollateralization target is reached or until their respective Class Certificate Balances are reduced to zero;

 (8)  to the Net WAC Cap Account, the required amount if any;

 (9) to the Class X Certificateholders, an amount described under the Pooling and Servicing Agreement;

(10)  to the Class R Certificateholders, any remaining amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

             DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL
                              TOTAL MORTGAGE LOANS

Summary                                                               Total             Minimum            Maximum
--------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance      $154,072,885.38
Number of Loans                                                         1,879
Average Original Loan Balance                                       82,538.04            8,800.00           500,000
Average Cut-Off Loan Balance                                        81,997.28            5,554.35        499,150.48
*Weighted Average Current LTV                                          73.34%              14.76%           100.00%
*Weighted Average Gross Coupon                                        10.367%               8.50%            13.99%
*Weighted Average Remaining Term to Maturity (months)                   162.3                  17               360
**Weighted Average Credit Score                                           634                 400               841
--------------------------------------------------------------------------------------------------------------------

 * Weighted Average reflected in Total.
**97.69% of the Mortgage Loans have Credit Scores.

--------------------------------------------------------------------------------------------------------
                                                                             Percent of Cut-off Date
                                              Range                              Principal Balance
                                              -----                          -----------------------
  Product Type                                Fixed                                  100.00%
  Fully Amortizing Mortgage Loans                                                     26.87%
  Balloon Mortgage Loans                                                              73.13%

  Lien                                        First                                  100.00%

  Property Type                               Single Family                           64.87%
                                              Mixed Use                               24.24%
                                              Duplex                                   4.42%
                                              Condominium                              2.36%
                                              Triplex                                  0.94%
                                              Apartment Building                       0.85%
                                              Others                                   2.31%

  Occupancy Status                            Owner Occupied                          63.28%
                                              Non-Owner Occupied                      36.72%

  Geographic Distribution                     New Jersey                              25.89%
                                              Pennsylvania                            23.42%
                                              North Carolina                           5.76%
                                              Others                                  44.93%

  Number of States                                                                        41

  Largest Zip Code Concentration              08226                                    2.12%

  Loans with Prepayment Penalties                                                     46.81%
---------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


Range of Mortgage Interest Rates

------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
        Range of Gross              Number Of        Outstanding as of           Principal Balance
        Interest Rates            Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-------------------------------------------------------------------------------------------------------
  8.251% to  8.500%                        22         $1,814,999.52                             1.18%
------------------------------------------------------------------------------------------------------
  8.501% to  8.750%                        50          3,876,160.29                              2.52
------------------------------------------------------------------------------------------------------
  8.751% to  9.000%                        98          8,287,783.39                              5.38
------------------------------------------------------------------------------------------------------
  9.001% to  9.250%                        88          6,572,125.10                              4.27
------------------------------------------------------------------------------------------------------
  9.251% to  9.500%                       108          8,567,552.38                              5.56
------------------------------------------------------------------------------------------------------
  9.501% to  9.750%                       161         15,379,969.92                              9.98
------------------------------------------------------------------------------------------------------
  9.751% to 10.000%                       226         18,853,060.46                             12.24
------------------------------------------------------------------------------------------------------
10.001% to 10.250%                        169         14,093,191.34                              9.15
------------------------------------------------------------------------------------------------------
10.251% to 10.500%                        188         16,174,918.82                             10.50
------------------------------------------------------------------------------------------------------
10.501% to 10.750%                        165         13,399,730.88                              8.70
------------------------------------------------------------------------------------------------------
10.751% to 11.000%                        183         14,951,434.56                              9.70
------------------------------------------------------------------------------------------------------
11.001% to 11.250%                        103          8,868,706.57                              5.76
------------------------------------------------------------------------------------------------------
11.251% to 11.500%                        114          8,636,687.82                              5.61
------------------------------------------------------------------------------------------------------
11.501% to 11.750%                         71          5,213,133.65                              3.38
------------------------------------------------------------------------------------------------------
11.751% to 12.000%                         45          3,582,988.97                              2.33
------------------------------------------------------------------------------------------------------
12.001% to 12.250%                         23          1,997,727.72                              1.30
------------------------------------------------------------------------------------------------------
12.251% to 12.500%                         30          2,008,646.05                              1.30
------------------------------------------------------------------------------------------------------
12.501% to 12.750%                         14            776,100.30                              0.50
------------------------------------------------------------------------------------------------------
12.751% to 13.000%                         10            472,650.52                              0.31
------------------------------------------------------------------------------------------------------
13.001% to 13.250%                          2            122,816.88                              0.08
------------------------------------------------------------------------------------------------------
13.251% to 13.500%                          1             82,500.00                              0.05
------------------------------------------------------------------------------------------------------
13.501% to 13.750%                          6            308,224.36                              0.20
------------------------------------------------------------------------------------------------------
13.751% to 14.000%                          2             31,775.88                              0.02
------------------------------------------------------------------------------------------------------
             TOTAL                      1,879       $154,072,885.38                           100.00%
======================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL

Current Loan-to-Value

----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
           Range of                 Number Of        Outstanding as of          Principal Balance
      Loan To Value Ratios        Mortgage Loans      the Statistical         Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
----------------------------------------------------------------------------------------------------------
10.001% to   15.000%                             1            $10,034.89                            0.01%
----------------------------------------------------------------------------------------------------------
15.001% to   20.000%                             8            174,937.67                             0.11
----------------------------------------------------------------------------------------------------------
20.001% to   25.000%                             5            187,870.53                             0.12
----------------------------------------------------------------------------------------------------------
25.001% to   30.000%                             9            244,603.24                             0.16
----------------------------------------------------------------------------------------------------------
30.001% to   35.000%                             8            498,397.89                             0.32
----------------------------------------------------------------------------------------------------------
35.001% to   40.000%                            20          1,121,087.44                             0.73
----------------------------------------------------------------------------------------------------------
40.001% to   45.000%                            23          1,564,898.66                             1.02
----------------------------------------------------------------------------------------------------------
45.001% to   50.000%                            38          3,963,071.30                             2.57
----------------------------------------------------------------------------------------------------------
50.001% to   55.000%                            42          3,472,319.43                             2.25
----------------------------------------------------------------------------------------------------------
55.001% to   60.000%                            89          7,767,384.57                             5.04
----------------------------------------------------------------------------------------------------------
60.001% to   65.000%                           126         12,826,190.92                             8.32
----------------------------------------------------------------------------------------------------------
65.001% to   70.000%                           266         21,523,822.75                            13.97
----------------------------------------------------------------------------------------------------------
70.001% to   75.000%                           344         27,126,338.76                            17.61
----------------------------------------------------------------------------------------------------------
75.001% to   80.000%                           597         46,455,393.25                            30.15
----------------------------------------------------------------------------------------------------------
80.001% to   85.000%                           136         12,143,280.04                             7.88
----------------------------------------------------------------------------------------------------------
85.001% to   90.000%                           133         11,918,172.78                             7.74
----------------------------------------------------------------------------------------------------------
90.001% to   95.000%                            20          1,599,047.07                             1.04
----------------------------------------------------------------------------------------------------------
95.001% to 100.000%                             14          1,476,034.19                             0.96
----------------------------------------------------------------------------------------------------------
             TOTAL                           1,879       $154,072,885.38                          100.00%
==========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL

Statistical Calculation Date Principal Balance

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
      Range of Statistical           Number Of       Outstanding as of           Principal Balance
        Calculation Date          Mortgage Loans      the Statistical          Outstanding as of the
       Principal Balances                            Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
$         .01 to 20,000.00                     71         $1,204,322.48                             0.78%

-----------------------------------------------------------------------------------------------------------
    20,000.01 to 30,000.00                    184          4,759,896.69                             3.09
-----------------------------------------------------------------------------------------------------------
    30,000.01 to 40,000.00                    221          7,816,271.04                             5.07
-----------------------------------------------------------------------------------------------------------
    40,000.01 to 50,000.00                    178          8,078,030.38                             5.24
-----------------------------------------------------------------------------------------------------------
    50,000.01 to 60,000.00                    192         10,640,144.36                             6.91
-----------------------------------------------------------------------------------------------------------
    60,000.01 to 70,000.00                    198         12,839,254.14                             8.33
-----------------------------------------------------------------------------------------------------------
    70,000.01 to 80,000.00                    125          9,397,420.39                             6.10
-----------------------------------------------------------------------------------------------------------
    80,000.01 to 90,000.00                    112          9,463,317.78                             6.14
-----------------------------------------------------------------------------------------------------------
    90,000.01 to 100,000.00                   115         11,032,947.25                             7.16
-----------------------------------------------------------------------------------------------------------
   100,000.01 to 110,000.00                   78          8,134,894.24                              5.28
-----------------------------------------------------------------------------------------------------------
   110,000.01 to 120,000.00                   71          8,242,505.57                              5.35
-----------------------------------------------------------------------------------------------------------
   120,000.01 to 130,000.00                   58          7,242,379.37                              4.70
-----------------------------------------------------------------------------------------------------------
   130,000.01 to 140,000.00                   46          6,241,809.80                              4.05
-----------------------------------------------------------------------------------------------------------
   140,000.01 to 150,000.00                   36          5,214,975.99                              3.38
-----------------------------------------------------------------------------------------------------------
   150,000.01 to 160,000.00                   28          4,331,141.42                              2.81
-----------------------------------------------------------------------------------------------------------
   160,000.01 to 170,000.00                   18          2,971,931.32                              1.93
-----------------------------------------------------------------------------------------------------------
   170,000.01 to 180,000.00                   24          4,214,328.57                              2.74
-----------------------------------------------------------------------------------------------------------
   180,000.01 to 190,000.00                   14          2,571,623.23                              1.67
-----------------------------------------------------------------------------------------------------------
   190,000.01 to 200,000.00                    5            968,401.52                              0.63
-----------------------------------------------------------------------------------------------------------
   200,000.01 to 225,000.00                   32          6,820,766.40                              4.43
-----------------------------------------------------------------------------------------------------------
   225,000.01 to 250,000.00                   23          5,442,002.55                              3.53
-----------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
      Range of Statistical           Number Of       Outstanding as of           Principal Balance
        Calculation Date          Mortgage Loans      the Statistical          Outstanding as of the
       Principal Balances                            Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
   250,000.01  to 275,000.00                 15          3,932,086.24                              2.55
-----------------------------------------------------------------------------------------------------------
   275,000.01  to 300,000.00                  9          2,634,423.76                              1.71
-----------------------------------------------------------------------------------------------------------
   300,000.01  to 325,000.00                  6          1,891,566.62                              1.23
-----------------------------------------------------------------------------------------------------------
   325,000.01  to 350,000.00                  6          2,001,567.84                              1.30
-----------------------------------------------------------------------------------------------------------
   350,000.01  to 375,000.00                  3          1,100,550.07                              0.71
----------------------------------------------------------------------------------------------------------
   375,000.01  to 400,000.00                  3          1,198,887.43                              0.78
-----------------------------------------------------------------------------------------------------------
   400,000.01  to 425,000.00                  2            848,678.43                              0.55
-----------------------------------------------------------------------------------------------------------
   450,000.01  to 475,000.00                  4          1,844,803.75                              1.20
-----------------------------------------------------------------------------------------------------------
   475,000.01  to 500,000.00                  2            991,956.75                              0.64
-----------------------------------------------------------------------------------------------------------
             TOTAL                        1,879       $154,072,885.38                           100.00%
===========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


Remaining Term to Maturity

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
        Remaining Term              Number Of        Outstanding as of           Principal Balance
           (Months)               Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
  0 to  60                                     320        $36,142,308.15                            23.46%
-----------------------------------------------------------------------------------------------------------
 61 to 120                                     234         25,490,739.59                             16.54
-----------------------------------------------------------------------------------------------------------
121 to 180                                     949         62,811,837.97                             40.77
-----------------------------------------------------------------------------------------------------------
181 to 240                                      95          5,055,418.07                              3.28
-----------------------------------------------------------------------------------------------------------
241 to 300                                      12          1,937,723.69                              1.26
-----------------------------------------------------------------------------------------------------------
301 to 360                                     269         22,634,857.91                             14.69
-----------------------------------------------------------------------------------------------------------
             TOTAL                           1,879       $154,072,885.38                           100.00%
===========================================================================================================

Credit Score

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
           Range of                 Number Of        Outstanding as of           Principal Balance
         Credit Scores            Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
Greater than 750                                76         $8,149,286.12                             5.29%
-----------------------------------------------------------------------------------------------------------
701 to 750                                     218         19,026,856.97                             12.35
-----------------------------------------------------------------------------------------------------------
651 to 700                                     425         34,057,319.30                             22.10
-----------------------------------------------------------------------------------------------------------
601 to 650                                     526         42,873,021.43                             27.83
-----------------------------------------------------------------------------------------------------------
551 to 600                                     375         28,900,228.20                             18.76
-----------------------------------------------------------------------------------------------------------
501 to 550                                     178         14,239,466.91                              9.24
-----------------------------------------------------------------------------------------------------------
Less than or equal to 500                       81          6,826,706.45                              4.43
-----------------------------------------------------------------------------------------------------------
             TOTAL                           1,879       $154,072,885.38                           100.00%
===========================================================================================================

Credit Grade

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
                                    Number Of        Outstanding as of           Principal Balance
         Credit Grade             Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
A                                            1,430       $119,047,863.94                            77.27%
-----------------------------------------------------------------------------------------------------------
B                                              439         34,351,375.20                             22.30
-----------------------------------------------------------------------------------------------------------
C                                               10            673,646.24                              0.44
-----------------------------------------------------------------------------------------------------------
             TOTAL                           1,879       $154,072,885.38                           100.00%
===========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------
              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


Property Type

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
                                    Number Of        Outstanding as of           Principal Balance
         Property Type            Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
Single Family Detached                       1,331        $99,951,213.70                            64.87%
-----------------------------------------------------------------------------------------------------------
Mixed Use                                      317         37,348,537.85                             24.24
-----------------------------------------------------------------------------------------------------------
Duplex                                          93          6,811,320.82                              4.42
-----------------------------------------------------------------------------------------------------------
Condominium                                     67          3,632,854.84                              2.36
-----------------------------------------------------------------------------------------------------------
Triplex                                         16          1,455,918.71                              0.94
-----------------------------------------------------------------------------------------------------------
Apartment Building                               9          1,312,639.37                              0.85
-----------------------------------------------------------------------------------------------------------
Townhouse                                       22          1,183,004.95                              0.77
-----------------------------------------------------------------------------------------------------------
Quadruplex                                      11          1,058,125.12                              0.69
-----------------------------------------------------------------------------------------------------------
Mobile Home                                      4            339,703.16                              0.22
-----------------------------------------------------------------------------------------------------------
9 Family/Units                                   1            318,980.16                              0.21
-----------------------------------------------------------------------------------------------------------
7 Family/Units                                   1            223,051.76                              0.14
-----------------------------------------------------------------------------------------------------------
6 Family/Units                                   2            180,842.85                              0.12
-----------------------------------------------------------------------------------------------------------
Row Home                                         4            138,388.86                              0.09
-----------------------------------------------------------------------------------------------------------
8 Family/Units                                   1            118,303.23                              0.08
-----------------------------------------------------------------------------------------------------------
             TOTAL                           1,879       $154,072,885.38                           100.00%
===========================================================================================================


Occupancy

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
                                    Number Of        Outstanding as of           Principal Balance
       Occupancy Status           Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
Owner Occupied                               1,144        $97,497,516.08                            63.28%
-----------------------------------------------------------------------------------------------------------
Non-Owner Occupied                             735         56,575,369.30                             36.72
-----------------------------------------------------------------------------------------------------------
             TOTAL                           1,879       $154,072,885.38                           100.00%
===========================================================================================================

Documentation

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
                                    Number Of        Outstanding as of           Principal Balance
         Documentation            Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
Income Verifiable                          1,610       $131,522,006.38                            85.36%
-----------------------------------------------------------------------------------------------------------
Non-Income Verifiable                        269         22,550,879.00                             14.64
-----------------------------------------------------------------------------------------------------------
             TOTAL                         1,879       $154,072,885.38                           100.00%
===========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL

Mortgage Loan Purpose

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance            % Of Aggregate
                                    Number Of        Outstanding as of           Principal Balance
            Purpose               Mortgage Loans      the Statistical          Outstanding as of the
                                                     Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
Refinance                                      982        $84,302,971.61                            54.72%
-----------------------------------------------------------------------------------------------------------
Purchase                                       795         63,422,010.27                             41.16
-----------------------------------------------------------------------------------------------------------
Unknown                                        102          6,347,903.50                              4.12
-----------------------------------------------------------------------------------------------------------
             TOTAL                           1,879       $154,072,885.38                           100.00%
===========================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------

              DESCRIPTION OF THE STATISTICAL CALCULATION COLLATERAL


 State or Territory Concentration

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance             % Of Aggregate
                                    Number Of      Outstanding as of the         Principal Balance
      State or Territory          Mortgage Loans        Statistical            Outstanding as of the
                                                      Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
New Jersey                             351             $39,891,423.93                  25.89%
-----------------------------------------------------------------------------------------------------------
Pennsylvania                           571              36,086,262.65                  23.42
-----------------------------------------------------------------------------------------------------------
North Carolina                         110               8,874,130.28                   5.76
-----------------------------------------------------------------------------------------------------------
Massachusetts                          42                5,833,522.40                   3.79
-----------------------------------------------------------------------------------------------------------
Iowa                                   91                5,711,954.65                   3.71
-----------------------------------------------------------------------------------------------------------
Washington                             46                4,909,406.71                   3.19
-----------------------------------------------------------------------------------------------------------
South Dakota                           63                4,491,412.92                   2.92
-----------------------------------------------------------------------------------------------------------
Missouri                               70                4,255,846.26                   2.76
-----------------------------------------------------------------------------------------------------------
Ohio                                   65                4,111,191.38                   2.67
-----------------------------------------------------------------------------------------------------------
Kansas                                 56                3,798,597.08                   2.47
-----------------------------------------------------------------------------------------------------------
Nebraska                               45                3,149,909.18                   2.04
-----------------------------------------------------------------------------------------------------------
Minnesota                              26                2,599,429.23                   1.69
-----------------------------------------------------------------------------------------------------------
Colorado                               15                2,410,564.06                   1.56
-----------------------------------------------------------------------------------------------------------
Nevada                                 21                2,341,878.20                   1.52
-----------------------------------------------------------------------------------------------------------
Georgia                                22                2,171,020.65                   1.41
-----------------------------------------------------------------------------------------------------------
Delaware                               29                2,163,406.75                   1.40
-----------------------------------------------------------------------------------------------------------
Oregon                                 13                2,113,154.07                   1.37
-----------------------------------------------------------------------------------------------------------
Maryland                               28                2,097,745.26                   1.36
-----------------------------------------------------------------------------------------------------------
Oklahoma                               32                2,049,729.02                   1.33
-----------------------------------------------------------------------------------------------------------
Rhode Island                           18                1,904,405.39                   1.24
-----------------------------------------------------------------------------------------------------------
Idaho                                  17                1,614,916.08                   1.05
-----------------------------------------------------------------------------------------------------------
Wisconsin                              16                1,364,421.02                   0.89
-----------------------------------------------------------------------------------------------------------
Utah                                   10                1,320,344.73                   0.86
-----------------------------------------------------------------------------------------------------------
Illinois                               13                1,174,239.28                   0.76
-----------------------------------------------------------------------------------------------------------
Florida                                16                  930,234.98                   0.60
-----------------------------------------------------------------------------------------------------------
Montana                                10                  878,707.07                   0.57
-----------------------------------------------------------------------------------------------------------
New Hampshire                           9                  830,376.81                   0.54
-----------------------------------------------------------------------------------------------------------
Maine                                   8                  796,294.00                   0.52
-----------------------------------------------------------------------------------------------------------
Arizona                                 7                  506,447.00                   0.33
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                     Principal Balance             % Of Aggregate
                                    Number Of      Outstanding as of the         Principal Balance
      State or Territory          Mortgage Loans        Statistical            Outstanding as of the
                                                      Calculation Date      Statistical Calculation Date
-----------------------------------------------------------------------------------------------------------
New York                                7                  498,589.99                   0.32
-----------------------------------------------------------------------------------------------------------
Virginia                                7                  477,478.48                   0.31
-----------------------------------------------------------------------------------------------------------
New Mexico                              5                  476,710.13                   0.31
-----------------------------------------------------------------------------------------------------------
Indiana                                 8                  472,906.09                   0.31
-----------------------------------------------------------------------------------------------------------
South Carolina                          8                  415,427.67                   0.27
-----------------------------------------------------------------------------------------------------------
Tennessee                               5                  395,030.67                   0.26
-----------------------------------------------------------------------------------------------------------
Kentucky                                8                  366,144.81                   0.24
-----------------------------------------------------------------------------------------------------------
Michigan                                5                  312,231.02                   0.20
-----------------------------------------------------------------------------------------------------------
West Virginia                           3                  112,353.04                   0.07
-----------------------------------------------------------------------------------------------------------
Connecticut                             1                   61,674.75                   0.04
-----------------------------------------------------------------------------------------------------------
Wyoming                                 1                   52,631.99                   0.03
-----------------------------------------------------------------------------------------------------------
North Dakota                            1                   50,735.70                   0.03
-----------------------------------------------------------------------------------------------------------
             TOTAL                  1,879             $154,072,885.38                100.00%
===========================================================================================================



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------


BOND SUMMARY (to Maturity)

A-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    1.49          1.12           0.89          0.75          0.65          0.52          0.43
Modified Duration (yrs.)*              1.35          1.04           0.83          0.71          0.62          0.49          0.41
First Principal Payment Date        12/25/2000    12/25/2000     12/25/2000    12/25/2000    12/25/2000    12/25/2000    12/25/2000
Last Principal Payment Date         05/25/2003    02/25/2003     07/25/2002    04/25/2002    01/25/2002    10/25/2001    08/25/2001
Payment Windows (mos.)                  30            27             20            17            14            11             9


A-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    3.01          2.50           2.15          1.74          1.46          1.12          0.90
Modified Duration (yrs.)*              2.62          2.22           1.93          1.58          1.35          1.04          0.85
First Principal Payment Date        05/25/2003    02/25/2003     07/25/2002    04/25/2002    01/25/2002    10/25/2001    08/25/2001
Last Principal Payment Date         09/25/2004    07/25/2003     05/25/2003    12/25/2002    08/25/2002    03/25/2002    11/25/2001
Payment Windows (mos.)                  17             6             11             9             8             6             4


A-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    5.41          3.91           3.10          2.61          2.27          1.73          1.36
Modified Duration (yrs.)*              4.30          3.28           2.68          2.30          2.02          1.57          1.26
First Principal Payment Date        09/25/2004    07/25/2003     05/25/2003    12/25/2002    08/25/2002    03/25/2002    11/25/2001
Last Principal Payment Date         05/25/2009    01/25/2006     02/25/2005    03/25/2004    08/25/2003    01/25/2003    07/25/2002
Payment Windows (mos.)                  57            31             22            16            13            11             9


A-4 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    10.86         7.42           5.24          4.21          3.45          2.54          2.02
Modified Duration (yrs.)*              7.13          5.44           4.17          3.48          2.94          2.24          1.81
First Principal Payment Date        05/25/2009    01/25/2006     02/25/2005    03/25/2004    08/25/2003    01/25/2003    07/25/2002
Last Principal Payment Date         02/25/2015    12/25/2010     10/25/2007    12/25/2005    03/25/2005    11/25/2003    03/25/2003
Payment Windows (mos.)                  70            60             33            22            20            11             9

A-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.72         13.31         10.95          8.41          6.37          3.78          2.70
Modified Duration (yrs.)*              8.69          7.94           7.03          5.82          4.74          3.16          2.35
First Principal Payment Date        02/25/2015    12/25/2010     10/25/2007    12/25/2005    03/25/2005    11/25/2003    03/25/2003
Last Principal Payment Date         12/25/2024    02/25/2020     03/25/2016    05/25/2015    10/25/2013    10/25/2005    03/25/2004
Payment Windows (mos.)                  119           111           102            114           104           24            13
------------------------------------------------------------------------------------------------------------------------------------

*Modified duration calculated assuming a price of 100.00%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------


BOND SUMMARY (to Maturity)

A-6 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    7.73          7.12           6.67          6.33          6.07          5.44          4.36
Modified Duration (yrs.)*              5.60          5.27           5.02          4.83          4.67          4.29          3.59
First Principal Payment Date        12/25/2003    12/25/2003     12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003
Last Principal Payment Date         05/25/2015    05/25/2015     05/25/2015    05/25/2015    08/25/2013    05/25/2010    03/25/2008
Payment Windows (mos.)                  138           138           138            138           117           78            52

*Modified duration calculated assuming a price of 100.00%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------


BOND SUMMARY (to Call)

A-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    1.49          1.12           0.89          0.75          0.65          0.52          0.43
Modified Duration (yrs.)*              1.35          1.04           0.83          0.71          0.62          0.49          0.41
First Principal Payment Date        12/25/2000    12/25/2000     12/25/2000    12/25/2000    12/25/2000    12/25/2000    12/25/2000
Last Principal Payment Date         05/25/2003    02/25/2003     07/25/2002    04/25/2002    01/25/2002    10/25/2001    08/25/2001
Payment Windows (mos.)                  30            27             20            17            14            11             9


A-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    3.01          2.50           2.15          1.74          1.46          1.12          0.90
Modified Duration (yrs.)*              2.62          2.22           1.93          1.58          1.35          1.04          0.85
First Principal Payment Date        05/25/2003    02/25/2003     07/25/2002    04/25/2002    01/25/2002    10/25/2001    08/25/2001
Last Principal Payment Date         09/25/2004    07/25/2003     05/25/2003    12/25/2002    08/25/2002    03/25/2002    11/25/2001
Payment Windows (mos.)                  17             6             11             9             8             6             4


A-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    5.41          3.91           3.10          2.61          2.27          1.73          1.36
Modified Duration (yrs.)*              4.30          3.28           2.68          2.30          2.02          1.57          1.26
First Principal Payment Date        09/25/2004    07/25/2003     05/25/2003    12/25/2002    08/25/2002    03/25/2002    11/25/2001
Last Principal Payment Date         05/25/2009    01/25/2006     02/25/2005    03/25/2004    08/25/2003    01/25/2003    07/25/2002
Payment Windows (mos.)                  57            31             22            16            13            11             9


A-4 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    10.86         7.42           5.24          4.21          3.45          2.54          2.02
Modified Duration (yrs.)*              7.13          5.44           4.17          3.48          2.94          2.24          1.81
First Principal Payment Date        05/25/2009    01/25/2006     02/25/2005    03/25/2004    08/25/2003    01/25/2003    07/25/2002
Last Principal Payment Date         02/25/2015    12/25/2010     10/25/2007    12/25/2005    03/25/2005    11/25/2003    03/25/2003
Payment Windows (mos.)                  70            60             33            22            20            11             9

A-5 (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    14.36         10.35          8.58          6.47          5.21          3.72          2.70
Modified Duration (yrs.)*              8.33          6.85           6.03          4.89          4.13          3.12          2.35
First Principal Payment Date        02/25/2015    12/25/2010     10/25/2007    12/25/2005    03/25/2005    11/25/2003    03/25/2003
Last Principal Payment Date         03/25/2015    03/25/2011     07/25/2009    10/25/2007    07/25/2006    03/25/2005    02/25/2004
Payment Windows (mos.)                   2             4             22            23            17            17            12

*Modified duration calculated assuming a price of 100.00%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         Equity One ABS, Inc.
         Mortgage Pass-Through Certificates, Series 2000-1
         $170,000,000 (approximate)
--------------------------------------------------------------------------------


BOND SUMMARY (to Call)

A-6 (To Call)

------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                       50%           75%           100%          125%          150%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    7.73          7.07           6.55          5.86          5.13          4.17          3.27
Modified Duration (yrs.)*              5.60          5.25           4.96          4.57          4.12          3.47          2.81
First Principal Payment Date        12/25/2003    12/25/2003     12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003
Last Principal Payment Date         03/25/2015    03/25/2011     07/25/2009    10/25/2007    07/25/2006    03/25/2005    02/25/2004
Payment Windows (mos.)                  136           88             68            47            32            16             3

*Modified duration calculated assuming a price of 100.00%.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the
Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Real Estate Lending Manual                                         Loan Programs
                                                                Introduction 115
                                                                   April 1, 2000
--------------------------------------------------------------------------------

1.0  Credit Criteria - Underwriting Guidelines

                      ------------------------ ----------------------- ----------------------- -----------------------
                                 A                      A -                      B                       B-
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
LOAN                  Fixed rate, closed end    Same as A                    Same as A               Same as A
PRODUCT               first liens and second
                      liens.
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
ACCEPTABLE            Residential, single       Same as A                    Same as A               Same as A
COLLATERAL            family dwellings,
                      townhomes &
                      condominiums.
                      Primary residences and
                      true second homes, and
                      investment properties
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
LOAN SIZE             Maximum $500,000.              Same as A            Maximum $500,000     Maximum $300,000
                      Maximum exposure
                      $1,000,000.
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
LOAN TERMS            30 year term with a 15         Same as A          Same as A              Fully amortized 10,
                      year balloon or fully                                                    15, and 20 years or
                      amortized 10, 15, 20                                                     less or 30/15
                      and 30 year terms.                                                       balloon. (first liens
                      Second Liens maximum                                                     only)
                      term 20 yrs
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
PAYMENT/              Verifiable income,       Verifiable income,      Verifiable income,      Verifiable income,
INCOME                debt ratio 50% or less.  debt ratio 50% or       debt ratio 50% or       debt ratio 50% or
RATIOS                                         less.                   less.                   less.
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
LOAN TO                     80% maximum             80% maximum             80% maximum             80% maximum
VALUE
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
EMPLOYMENT            Generally, 3 years             Same as A               Same as A         Same as A
                      with the same firm or
                      in the same field.
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
MORTGAGES             Current with a maximum   Current with a          Current with a          Firsts and seconds
                      of 0X30 in the last 12   maximum of 1 X 30 in    maximum of 2 X 30 in    should not exceed 3 X
                      mos. and 2 X 30 in the   last 12 mos.            last 12 mos.            30 in the last 12
                      last 24 months.          Consecutive 30 day      Consecutive 30 day      months. Consecutive
                                               delinquencies are       delinquencies are       30 day delinquencies
                                               considered 1 30 day     considered 1 30 day     are considered 1 30
                                               delinquency.            delinquency.            day delinquency.
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
CREDIT                Minimum of 5 years.      Minimum of 5 years.     Minimum of 3 years.     Minimum of 3 years.
HISTORY
--------------------- ------------------------ ----------------------- ----------------------- -----------------------
CREDIT                All credit must be       All credit must be            Same as A-              Same as A-
RATING                current at the time of   current at the time
                      approval and closing.    of approval and
                                               closing.
--------------------- ------------------------ ----------------------- ----------------------- -----------------------


--------------------------------------------------------------------------------
Equity One, Inc.                                                     Page 1 of 6

Loan Programs                                                   Introduction 115
                                                                   April 1, 2000
--------------------------------------------------------------------------------

                          -------------------- ----------------------- ----------------------- -----------------------
                                   A                     A-                      B                       B-
------------------------- -------------------- ----------------------- ----------------------- -----------------------
MAJOR  CREDIT             No more than          No more than 2X30-59    Max 2 X 30-89 days      Max 2 X 30-89 days
INSTALLMENT &             1X30-59 days late     days late in the last   late in the last 12     late in the last 12
CREDIT CARDS              in the last 24        12 mos.                 mos.                    mos.
                          mos.
------------------------- -------------------- ----------------------- ----------------------- -----------------------
MINOR CREDIT              Maximum of 2 X             Same as A         No more than 60 days     Same as B
DEPARTMENT                30-59 days late in                           delinquent
STORE, GAS                last 12 mos. and
CREDIT CARDS              no 60+ past due.
------------------------- -------------------- ----------------------- ----------------------- -----------------------
TAX STATEMENTS &          None.  No tax        Unpaid charge off,      Unpaid charge off,      Unpaid charge off,
JUDGMENTS                 liens or             liens or judgements     liens, or judgements    liens, or judgements
                          judgements.          cannot exceed $500      in the last 2 years     in the last 2 years
                                               total in aggregate.     must be paid n full     must be paid in full
                                                                       with proceeds.          with proceeds.
------------------------- -------------------- ----------------------- ----------------------- -----------------------
BANKRUPTCY                No history of        C7 discharged min. of   C7 discharged min. of   C7 discharged min. of
                          bankruptcy.          5 years, 2 years of     2 years, 2 years of     1 years, 1 years of
                                               reestablished credit    reestablished credit    reestablished credit
                                               with no installment     with no installment     with no installment
                                               PD since BKR.  C13      PD since BKR.  C13      PD since BKR.
                                               discharged min. of 2    discharged min. of 2    Discharged C13 with
                                               years with a sat.       years with a sat.       a  sat. pmt.plan.  1
                                               pmt.plan.  2 years      pmt.plan.  1 year       year reestablished
                                               reestablished credit    reestablished credit    credit and permission
                                               and no PD since BKR     and no PD since BKR     from Trustee.
------------------------- -------------------- ----------------------- ----------------------- -----------------------

------------------------- -------------------- ----------------------- ----------------------- -----------------------
DEROGATORY                Employment &         Employment &            Employment &            Employment &
CREDIT                    residence stablity   residence stablity      residence stablity      residence stablity
                          will be considered   will be considered as   will be considered as   will be considered as
                          as an offsetting     an offsetting factor    an offsetting factor    an offsetting factor
                          factor in            in determining the      in determining the      in determining the
                          determining the      grading.                grading.                grading.
                          grading.
------------------------- -------------------- ----------------------- ----------------------- -----------------------






--------------------------------------------------------------------------------
Equity One, Inc.                                                     Page 2 of 6

Real Estate Lending Manual                                         Loan Programs
                                                                Introduction 115
                                                                   April 1, 2000
--------------------------------------------------------------------------------

                      ------------------------------------------- ---------------------------------------------------
                                          C
--------------------- ------------------------------------------- ---------------------------------------------------
LOAN PRODUCT          Fixed rate, closed end, first liens.
--------------------- ------------------------------------------- ---------------------------------------------------
ACCEPTABLE            Residential, 1 -4 family dwellings,
COLLATERAL            townhomes & condominiums.  Primary
                      residences only.
--------------------- ------------------------------------------- ---------------------------------------------------
LOAN SIZE             Maximum $300,000.

--------------------- ------------------------------------------- ---------------------------------------------------
LOAN TERMS            30 year amortized term with a 15 year
                      balloon or fully amortized 15 year or less
                      terms.
--------------------- ------------------------------------------- ---------------------------------------------------
PAYMENT/              Verifiable income, debt ratio 50% or
INCOME RATIOS         less.  Equity One escrows for taxes over
                      $100,000.
--------------------- ------------------------------------------- ---------------------------------------------------
LOAN TO VALUE                        70% Maximum
--------------------- ------------------------------------------- ---------------------------------------------------
EMPLOYMENT            Minimum of 3 years consistent employment
                      in the same field/line of work
--------------------- ------------------------------------------- ---------------------------------------------------
MORTGAGES             First and 2nd mortgages not to exceed 4 X
                      30 and 1 X 60 in last the last 12 mos.
                      Consecutive 30 day delinquencies are
                      considered 1 30 day delinquency.
--------------------- ------------------------------------------- ---------------------------------------------------
CREDIT HISTORY        Minimum of 5 years
--------------------- ------------------------------------------- ---------------------------------------------------
CREDIT RATING         All 60 day and over delinquent accounts
                      must be paid in full from proceeds.
--------------------- ------------------------------------------- ---------------------------------------------------
MAJOR                 Overall Fair Ratings
INSTALLMENT &
CREDIT CARDS
--------------------- ------------------------------------------- ---------------------------------------------------
RETAIL CREDIT         Overall Fair Ratings
--------------------- ------------------------------------------- ---------------------------------------------------
TAX                   Unpaid charge offs, liens or judgments in
STATEMENTS &          the last 12 months must be paid with
JUDGMENTS             proceeds.
--------------------- ------------------------------------------- ---------------------------------------------------
BANKRUPTCY            Chapter 7 discharged with 1 year re-
                      established credit. Chapter 13 with 2
                      years satisfactory payment plan, 1 year
                      re-established and permission of Trustee.
--------------------- ------------------------------------------- ---------------------------------------------------

--------------------- ------------------------------------------- ---------------------------------------------------

--------------------- ------------------------------------------- ---------------------------------------------------



--------------------------------------------------------------------------------
Equity One, Inc.                                                     Page 3 of 6

Loan Programs                                                   Introduction 115
                                                                   April 1, 2000
--------------------------------------------------------------------------------

                         -------------------------------------------- ----------------------------------------------
                                        Equity Plus A                                 Equity Plus B
------------------------ -------------------------------------------- ----------------------------------------------
LOAN PRODUCT             Fixed rate, closed end second liens.         Fixed rate, closed end second liens.
------------------------ -------------------------------------------- ----------------------------------------------
ACCEPTABLE               Residential, 1 -4 family dwellings,          Residential, 1 -4 family dwellings,
COLLATERAL               townhomes & condominiums.  Primary           townhomes & condominiums.  Primary
                         residences only.                             residences only.
------------------------ -------------------------------------------- ----------------------------------------------
LOAN SIZE                Maximum $50,000.                             Maximum $50,000.
                         Maximum 1st Mtg Balance $250,000             Maximum 1st Mtg Balance $250,000
------------------------ -------------------------------------------- ----------------------------------------------
LOAN TERMS               Maximum Term 15 years                        Maximum Term 15 years
------------------------ -------------------------------------------- ----------------------------------------------
PAYMENT/                 Verifiable income, debt ratio 50% or less..  Verifiable income, debt ratio 50% or less.
DEBT RATIO
------------------------ -------------------------------------------- ----------------------------------------------
LOAN TO                                  100% CLTV                                     100% CLTV
VALUE                                  Refinance only                                Refinance Only
------------------------ -------------------------------------------- ----------------------------------------------
FICO                                        620+                                        575 - 619
------------------------ -------------------------------------------- ----------------------------------------------

------------------------ -------------------------------------------- ----------------------------------------------
MORTGAGE                 No more than 1 X 30 in the last 12 months.   No more than 2 X 30 in the last 12 months.
HISTORY
------------------------ -------------------------------------------- ----------------------------------------------
CREDIT RATING            Customer must qualify for the loan under     Customer must qualify for the loan under
                         Equity One's consumer loan credit criteria.  Equity One's consumer loan credit criteria.
------------------------ -------------------------------------------- ----------------------------------------------
APPRAISAL                Up to $15,000 - drive by appraisal required. Same as Equity Plus A
                         Over $15,000 - full appraisal
------------------------ -------------------------------------------- ----------------------------------------------
TITLE                    Up to $15,000 - Title search only.           Same as Equity Plus A
REQUIREMENTS             Over $15,000 - full title policy required
------------------------ -------------------------------------------- ----------------------------------------------



3.0      No Income Verification Program

         In addition to the income verifiable mortgage loan programs, the company also has two No Income Verification (NIV) programs. NIV is designed for self-employed applicants and applicants with supplemental income who cannot or do not wish to produce income documentation to substantiate all of their income.

         Please note, although such income is not verified, a two-year history of the applicant's business must be verified and stated income from the application is used to calculate the debt ratio.






--------------------------------------------------------------------------------
Equity One, Inc.                                                     Page 4 of 6

Real Estate Lending Manual                                         Loan Programs
                                                                Introduction 115
                                                                   April 1, 2000
--------------------------------------------------------------------------------

                          -------------------------------- -------------------------------- ----------------------------------
                                  NIV "A" Credit                   NIV "B" Credit                  24 Mo. Bank Stmts.
------------------------- -------------------------------- -------------------------------- ----------------------------------
LOAN PRODUCT              Fixed rate, closed end, first    Fixed rate, closed end, first    Fixed rate, closed end, first
                          and second liens                 and second liens                 and second liens
------------------------- -------------------------------- -------------------------------- ----------------------------------
ACCEPTABLE                Residential 1-4 family           Residential 1-4 family           Residential 1-4 family
COLLATERAL                dwellings, townhomes and         dwellings, townhomes, and        dwellings, townhomes and
                          condominiums.                    condominiums.                    condominiums.
                          Primary residences, true         Primary residences, true         Primary residences, true second
                          second homes, and investment     second homes, and investment     homes, and investment properties
                          properties                       properties
------------------------- -------------------------------- -------------------------------- ----------------------------------
LOAN SIZE                 Maximum $400,000. Cash out       Maximum $300,000. Cash out       Maximum $400,000. Cash out
                          limited to $150,000.             limited to $150,000.             limited to $200,000.
------------------------- -------------------------------- -------------------------------- ----------------------------------
LOAN TERMS                Maximum 30 year term with a      Maximum 30 year term with a      Maximum 30 year term with a
                          15, 5, and 3  year balloon.      15, 5, and 3 year balloon.       15, 5, and 3 year balloon.
                          Fully amortizing 10, 15, and     Fully amortizing 10, 15, and     Fully amortizing 10, 15, and 20
                          20 year terms are also           20 year terms are also           year terms are also available.
                          available.                       available.
------------------------- -------------------------------- -------------------------------- ----------------------------------
PAYMENT /                 Maximum debt ratio 50% of        Maximum debt ratio 50% of        Maximum debt ratio is 45% of the
DEBT RATIOS               stated gross income.             stated gross income.             most recent 24 month bank
                                                                                            statements average X 75%.
------------------------- -------------------------------- -------------------------------- ----------------------------------
MORTGAGES                 Current with a maximum of 1 X    Current with a maximum of 2 X    Current with a maximum of 1 X 30
                          30 in last 12 mos. Consecutive   30 in last 12 mos. Consecutive   in last 12 mos. Consecutive 30
                          30 day delinquencies are         30 day delinquencies are         day delinquencies are considered
                          considered 1 30 day              considered 1 30 day              1 30 day delinquency.
                          delinquency.                     delinquency.
------------------------- -------------------------------- -------------------------------- ----------------------------------
CREDIT HISTORY            Minimum of 2 years.              Minimum of 3 years.              Minimum of 2 years.
------------------------- -------------------------------- -------------------------------- ----------------------------------
CREDIT RATING             All credit must be current at    All credit must be current at    All credit must be current at the
                          the time of approval and         the time of approval and         time of approval and closing.
                          closing.                         closing.
------------------------- -------------------------------- -------------------------------- ----------------------------------
MAJOR CREDIT              Maximum 1X30-59 days late        Maximum 2X30-89 days late        Maximum 1X30-59 days late in
INSTALLMENT               in the last 12 mos. No 60+       in the last 12 mos. No 60+       the last 12 mos. No 60+
AND CREDIT                delinquency.                     delinquency.                     delinquency.
CARDS
------------------------- -------------------------------- -------------------------------- ----------------------------------
MINOR CREDIT              Maximum of 2 X 30-59 days late   Maximum of 3 X 30-59 days late   Maximum of 2 X 30-59 days late
DEPARTMENT                in last 12 mos. and no 60+       and 1 X 60 in last 12 mos.       in last 12 mos. and no 60+ past
STORES & GAS              past due.                                                         due.
CREDIT CARDS
------------------------- -------------------------------- -------------------------------- ----------------------------------
UNPAID                    None.                            Must be paid in full.            None.
COLLECTIONS
------------------------- -------------------------------- -------------------------------- ----------------------------------
BANKRUPTCY                C7 bankruptcy unacceptable.      C7 discharged min. of 2 years,   C7 bankruptcy unacceptable. C13
                          C13 considered on a case by      2 years of reestablished         considered on a case by case
                          case basis.                      credit with no installment PD    basis.
                                                           since BKR.  C13 discharged
                                                           min. of 2 years with a sat.
                                                           pmt. plan.  1 year
                                                           reestablished credit and no PD
                                                           since BKR
------------------------- -------------------------------- -------------------------------- ----------------------------------

------------------------- -------------------------------- -------------------------------- ----------------------------------
DEROGATORY                Employment & residence           Employment & residence           Employment & residence stablity
CREDIT                    stablity will be considered as   stablity will be considered as   will be considered as an
                          an offsetting factor in          an offsetting factor in          offsetting factor in determining
                          determining the grading.         determining the grading.         the grading.
------------------------- -------------------------------- -------------------------------- ----------------------------------
LOAN TO VALUE             85% Maximum.                     70% Maximum.                     85% Maximum.
------------------------- -------------------------------- -------------------------------- ----------------------------------

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Equity One, Inc.                                                     Page 5 of 6

Loan Programs                                                   Introduction 115
                                                                   April 1, 2000
--------------------------------------------------------------------------------

                          -------------------------------------- -------------------------- ----------------------------------
                                     NIV "A" Credit                   NIV "B" Credit               24 Mo. Bank Stmts.
------------------------- -------------------------------------- -------------------------- ----------------------------------
DOCUMENTATION              0  Application must show a stated     Same as "A" program        0  Business license
REQUIRED                      income to support the debt                                    0  24 months recent bank
                                                                                               statements business and/or
                           0  All cash out NIV loans are                                       personal
                              considered on a case by case                                  0  Underwriter reserves the
                              basis.                                                           right to request tax returns.
------------------------- -------------------------------------- -------------------------- ----------------------------------



3.0      No Private Mortgage Insurance (PMI) Program

                                 ------------------------------------------- -------------------------------------------------
                                                85% Program                                    90% Program
-------------------------------- ------------------------------------------- -------------------------------------------------
PRODUCT                          Fixed Rate, closed end, first liens only.   Fixed Rate, closed end, first liens only.
-------------------------------- ------------------------------------------- -------------------------------------------------
ACCEPTABLE COLLATERAL            Residential 1-4 family dwellings,           Residential 1-4 family dwellings, townhomes and
                                 townhomes and condominiums.                 condominiums.
                                 Primary residences and true second          Primary residences and true second homes.  No
                                 homes.  No rural properties.                rural properties.
-------------------------------- ------------------------------------------- -------------------------------------------------
LOAN TO VALUE                    85%                                         90%
-------------------------------- ------------------------------------------- -------------------------------------------------
DEBT RATIO                       Maximum 45%                                 Maximum 45%
-------------------------------- ------------------------------------------- -------------------------------------------------
TERMS                            10,15,20, and 30                            10,15,20, and 30
-------------------------------- ------------------------------------------- -------------------------------------------------
MAXIMUM LOAN SIZE FOR            $300,000                                    $200,000
SINGLE FAMILY DWELLING
-------------------------------- ------------------------------------------- -------------------------------------------------
MAXIMUM LOAN SIZE                $300,000                                    $200,000
MULTI-FAMILY DWELLING
-------------------------------- ------------------------------------------- -------------------------------------------------
CREDIT                           Use rate matrix guidelines for A, A-, and   Use rate matrix guidelines for A and A-.
                                 B
-------------------------------- ------------------------------------------- -------------------------------------------------
INCOME                           Income verifiable, full documentation       Income verifiable, full documentation
-------------------------------- ------------------------------------------- -------------------------------------------------
MORTGAGES                        No mortgage delinquency.                    Current with a maximum of 0X30 in the last 12
                                                                             mos.
-------------------------------- ------------------------------------------- -------------------------------------------------
CREDIT HISTORY                   Minimum of 3 years.                         Minimum of 3 years.
-------------------------------- ------------------------------------------- -------------------------------------------------
MAJOR INSTALLMENT AND            Use rate matrix guidelines for A, A-, and   Use rate matrix guidelines for A and A-.
CREDIT CARDS                     B
-------------------------------- ------------------------------------------- -------------------------------------------------
RETAIL CREDIT                    Use rate matrix guidelines for A, A- and B  Use rate matrix guidelines for A and A-
-------------------------------- ------------------------------------------- -------------------------------------------------
UNPAID COLLECTIONS               None                                        All credit must be current at the time of
                                                                             approval
-------------------------------- ------------------------------------------- -------------------------------------------------
BANKRUPTCY                       C7 bankruptcy unacceptable. C13             None
                                 considered on a case by case basis.
-------------------------------- ------------------------------------------- -------------------------------------------------

-------------------------------- ------------------------------------------- -------------------------------------------------

-------------------------------- ------------------------------------------- -------------------------------------------------

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Equity One, Inc.                                                     Page 6 of 6